UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2023 (October 6, 2023)
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4FRONT VENTURES CORP.
(Exact name of registrant as specified in its charter)
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British Columbia	000-56075	83-4168417
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7010 E. Chauncey Lane Ste. 235 Phoenix, Arizona 85054
(Address or principal executive offices including zip code)
(602) 633-3067
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of Class	Trading Symbol	Name of Exchange on which registered
Class A Subordinate Voting Shares, no par value	FFNTF FFNT	OTCQX CSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company		☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.		☐

Item 1.01 Entry Into a Material Definitive Agreement.

On October 6, 2023, 4Front Ventures Corp. (the “Company”) entered into the Amendment No. 1 to Convertible Promissory Note Purchase Agreement (the “Amendment”), by and among the Company, Navy Capital Green Fund, LP (the “Lead Investor”), Navy Capital Green Co- Invest Fund, LLC (“Navy Co-Invest”) and HI 4Front, LLC (“HI 4Front” and, together with the Lead Investor and Navy Co-Invest, the “Investors”). The Amendment amended the Convertible Promissory Note Purchase Agreement (the “Purchase Agreement), dated as of October 6, 2021, by and among the Company and the Investors.

Pursuant to the Amendment, (i) interest payment obligations due to the Investors on October 6, 2023 will be deferred from October 6, 2023 to October 6, 2024 (the “Deferred Interest”), (ii) the Deferred Interest will be convertible into Class A subordinate voting shares of the Company (“Class A Shares”), (iii) the interest rate on the notes issued pursuant to the Purchase Agreement (the “Notes”) has been revised from 6% per annum to 10% per annum, and (iv) the conversion price of the Notes has been decreased from US$1.03 to US$0.23 per Class A Share.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which will be filed subsequent to this filing.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated by reference into this Item 2.03.

Item 9.01 Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 6, 2023

4FRONT VENTURES CORP.

By:	/s/ Leonid Gontmakher
Leonid Gontmakher
Chief Executive Officer and Director